Exhibit 99.2

Financial Supplement

June 30, 2010

contact: telephone: email:	William Pollett, Treasurer +1(441) 299 7576 bill.pollett@montpelierre.bm	This report is for informational purposes only. It should be read in conjunction with other documents filed by Montpelier Re Holdings Ltd. pursuant to the Securities Exchange Act of 1934.

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

This financial supplement contains forward-looking statements within the meaning of the United States federal securities laws, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, that are not historical facts, including statements about our beliefs and expectations. These statements are based upon current plans, estimates and projections. Forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and various risk factors, many of which are outside our control, that could cause actual results to differ materially from such statements. See “Risk Factors” contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 as filed with the Securities and Exchange Commission. In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar importance generally involve forward-looking statements.

Important events and uncertainties that could cause our actual results, future dividends or future common share repurchases to differ include, but are not necessarily limited to: market conditions affecting our common share price; the possibility of severe or unanticipated losses from natural or man-made catastrophes; the effectiveness of our loss limitation methods; our dependence on principal employees; our ability to execute our business plans effectively; increases in our general and administrative expenses due to new business ventures, which expenses may not be recoverable through additional profits; the cyclical nature of the insurance and reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty insurance and reinsurance lines of business and in specific areas of the casualty reinsurance market and our ability to capitalize on those opportunities; the sensitivity of our business to financial strength ratings established by independent rating agencies; the inherent uncertainty of our risk management process, which is subject to, among other things, industry loss estimates and estimates generated  by modeling techniques; the accuracy of estimates reported by cedants and brokers on pro rata contracts and certain excess of loss contracts where a deposit or minimum premium is not specified in the contract; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, particularly on longer-tail classes of business such as casualty; unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; changes in general economic and financial market conditions; changes in and the impact of governmental legislation or regulation, including changes in tax laws in the jurisdictions where we conduct business; our ability to assimilate effectively the additional regulatory issues created by our entry into new markets; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply dynamics in our markets relating to growing capital levels in our industry; declining demand due to increased retentions by cedants and other factors; the impact of terrorist activities on the economy; rating agency policies and practices; unexpected developments concerning the small number of insurance and reinsurance brokers upon whom we rely for a large portion of revenues; our dependence as a holding company upon dividends or distributions from our operating subsidiaries; and the impact of foreign currency fluctuations.

We undertake no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

MONTPELIER RE HOLDINGS LTD.

Table of Contents

Page

1	Consolidated Financial Highlights

2	Summary Consolidated Balance Sheets

3	Summary Consolidated Income Statements

4	Net Premiums Written by Line of Business

5	Net Premiums Earned by Line of Business

6	Rollforward of Loss Reserves

7	Losses and Loss Ratios by Line of Business

8	Consolidated Investment Portfolio

9	Consolidated Investment Detail - Mortgage-Backed and Asset-Backed Securities

10	Consolidated Investment Detail - Corporate Bonds

11	Reinsurance Recoverable by Rating

12	Fully Converted Book Value Per Share

13	Basic and Diluted Earnings Per Share

14	Financial Measures Disclosures

MONTPELIER RE HOLDINGS LTD.

Consolidated Financial Highlights (unaudited)

$ in millions, except per share amounts

	Three months ended			Year-to-date
	June 30			June 30		% change
	2010	2009	% change	2010	2009	YTD
Highlights
Gross premiums written	$199.5	$184.4	8%	$474.3	$435.0	9%
Net premiums written	$196.0	$183.9	7%	$457.9	$421.7	9%
Net premiums earned	$148.3	$141.4	5%	$306.8	$274.8	12%
Net investment income	$20.3	$20.5	-1%	$38.8	$39.5	-2%
Operating income (1)	$72.5	$68.4	6%	$49.4	$116.5	-58%
Net income	$69.9	$159.0	-56%	$79.8	$211.3	-62%
Comprehensive income	$70.6	$162.5	-57%	$76.1	$213.6	-64%
Total assets				$3,204.2	$3,141.0	2%
Common shareholders’ equity				$1,621.4	$1,597.0	2%

Per share data
Operating income per share (2)	$1.00	$0.78		$0.67	$1.34
Comprehensive income per share (2)	$0.97	$1.85		$1.03	$2.45
Fully converted book value per share (3)				$22.31	$18.12
Fully converted tangible book value per share (3)				$22.24	$18.06

Financial ratios
Loss and loss adjustment expense ratio:
Current year	55.9%	35.8%		81.9%	40.5%
Prior year	-26.5%	-12.2%		-20.7%	-11.6%
Loss and loss adjustment expense ratio	29.4%	23.6%		61.2%	28.9%
Acquisition costs ratio	15.7%	13.7%		14.9%	15.8%
General and administrative expense ratio	14.7%	24.2%		16.6%	22.9%
Combined ratio	59.8%	61.5%		92.7%	67.6%

Operating income / Avg shareholders’ equity	4.6%	4.5%		2.9%	7.9%

Change in FCBVPS adj for dividends (4)	4.9%	11.1%		6.4%	14.6%

(1) Excludes net investment and foreign exchange gains and losses and gain on early extinguishment of debt.

(2) See Page 13 for calculation and Page 14 for a discussion of our use of certain Financial Measures Disclosures.

(3) See Page 12 for calculation and Page 14 for a discussion of our use of certain Financial Measures Disclosures.

(4) Change in FCBVPS adj for dividends represents the change in fully converted book value per share in the period adjusted for dividends declared.  See page 14 for a discussion of our use of certain Financial Measures Disclosures.

MONTPELIER RE HOLDINGS LTD.

Summary Consolidated Balance Sheets (unaudited)

in millions, except per share amounts

	June 30	Mar 31	Dec 31	Sept 30	June 30
	2010	2010	2009	2009	2009

ASSETS
Investments, cash and cash equivalents	$2,672.0	$2,623.0	$2,708.7	$2,717.2	$2,594.5
Premiums receivable	294.6	250.3	161.5	223.4	287.2
Deferred acquisition costs	52.9	47.5	38.2	45.0	46.7
Reinsurance recoverable on paid and unpaid losses	74.7	111.7	114.1	121.3	131.2
Unearned premium ceded	14.2	20.0	14.7	18.0	12.1
Other assets	95.8	74.4	62.0	77.9	69.3

Total Assets	$3,204.2	$3,126.9	$3,099.2	$3,202.8	$3,141.0

LIABILITIES
Loss and loss adjustment expense reserves	$776.0	$779.4	$680.8	$719.0	$750.3
Unearned premium	360.2	318.4	215.4	299.5	333.1
Debt	327.7	328.6	328.6	328.6	328.5
Other liabilities	118.9	142.0	145.9	133.5	132.1

Total Liabilities	1,582.8	1,568.4	1,370.7	1,480.6	1,544.0

SHAREHOLDERS’ EQUITY
Common shareholder’s equity	1,621.4	1,558.5	1,728.5	1,722.2	1,597.0

Total Liabilities and Shareholders’ Equity	$3,204.2	$3,126.9	$3,099.2	$3,202.8	$3,141.0

Fully converted book value per share (1)	$22.31	$21.36	$21.14	$19.78	$18.12

Fully converted tangible book value per share (1)	$22.24	$21.29	$21.08	$19.73	$18.06

(1) See Page 12 for calculation and Page 14 for a discussion of our use of certain Financial Measures Disclosures.

MONTPELIER RE HOLDINGS LTD.

Summary Consolidated Income Statements (unaudited)

$ in millions, except per share amounts

						YTD	YTD	Full Year
	Q2-10	Q1-10	Q4-09	Q3-09	Q2-09	2010	2009	2009

Underwriting revenues
Gross premiums written	$199.5	$274.8	$79.1	$120.8	$184.4	$474.3	$435.0	$634.9
Reinsurance premiums ceded	(3.5)	(12.9)	(4.9)	(14.5)	(0.5)	(16.4)	(13.3)	(32.7)
Net premiums written	196.0	261.9	74.2	106.3	183.9	457.9	421.7	602.2

Gross premiums earned	157.9	165.4	163.1	152.9	149.7	323.3	297.5	613.5
Earned reinsurance premiums ceded	(9.6)	(6.9)	(8.3)	(9.3)	(8.3)	(16.5)	(22.7)	(40.3)
Net premiums earned	148.3	158.5	154.8	143.6	141.4	306.8	274.8	573.2

Loss and loss adjustment expenses	(43.6)	(144.2)	(17.7)	(41.5)	(33.3)	(187.8)	(79.5)	(138.7)
Acquisition costs	(23.4)	(22.4)	(19.7)	(17.4)	(19.5)	(45.8)	(43.4)	(80.5)
Operating expenses	(16.5)	(23.1)	(24.8)	(25.6)	(23.0)	(39.6)	(46.6)	(97.0)
Incentive compensation expenses	(5.3)	(6.0)	(13.2)	(10.6)	(11.2)	(11.3)	(16.3)	(40.1)
Underwriting income (loss)	59.5	(37.2)	79.4	48.5	54.4	22.3	89.0	216.9

Net investment income	20.3	18.5	21.3	20.2	20.5	38.8	39.5	81.0
Interest and other financing expenses	(6.1)	(6.5)	(6.5)	(6.6)	(6.7)	(12.6)	(13.2)	(26.3)
Other revenue	—	0.2	—	0.1	0.2	0.2	0.4	0.5
Other non-underwriting expenses	0.1	—	—	—	—	0.1	(0.2)	(0.2)
Income tax benefit (provision)	(1.3)	1.9	(0.1)	(2.0)	—	0.6	1.0	(1.1)
Operating income (loss) (1)	72.5	(23.1)	94.1	60.2	68.4	49.4	116.5	270.8

Net realized investment gains	7.1	9.1	23.9	4.9	7.4	16.2	2.0	30.8
Net unrealized investment gains (losses)	(4.1)	17.7	(11.9)	76.3	85.6	13.6	94.7	159.1
Gain on early extinguishment of debt	—	—	—	—	—	—	5.9	5.9
Net foreign exchange gains (losses)	(5.6)	6.2	(1.4)	6.1	(2.4)	0.6	(7.8)	(3.1)
Net income	69.9	9.9	104.7	147.5	159.0	79.8	211.3	463.5

Other comprehensive income (loss) items	0.7	(4.4)	(1.7)	(0.3)	3.5	(3.7)	2.3	0.3

Comprehensive income	$70.6	$5.5	$103.0	$147.2	$162.5	$76.1	$213.6	$463.8

Loss and loss adjustment expense ratio:
Current year	55.9%	106.2%	27.1%	42.5%	35.8%	81.9%	40.5%	37.4%
Prior year	-26.5%	-15.2%	-15.7%	-13.5%	-12.2%	-20.7%	-11.6%	-13.2%
Loss and loss adjustment expense ratio	29.4%	91.0%	11.4%	29.0%	23.6%	61.2%	28.9%	24.2%
Acquisition costs ratio	15.7%	14.2%	12.7%	12.1%	13.7%	14.9%	15.8%	14.0%
Operating expenses	11.1%	14.5%	16.1%	17.8%	16.3%	12.9%	17.0%	17.0%
Incentive compensation expenses	3.6%	3.8%	8.5%	7.4%	7.9%	3.7%	5.9%	7.0%
Combined ratio	59.8%	123.5%	48.7%	66.3%	61.5%	92.7%	67.6%	62.2%

Operating income (loss) per share (2)	$1.00	$(0.31)	$1.12	$0.69	$0.78	$0.67	$1.34	$3.13
Comprehensive income per share (2)	$0.97	$0.07	$1.23	$1.68	$1.85	$1.03	$2.45	$5.36
Operating income / Avg shareholders’ equity	4.6%	-1.4%	5.5%	3.6%	4.5%	2.9%	7.9%	17.5%
Comprehensive income / Avg shareholders’ equity	4.4%	0.3%	6.0%	8.9%	10.7%	4.5%	14.5%	30.1%

(1) Excludes net investment and foreign exchange gains and losses and gain on early extinguishment of debt.

(2) See Page 13 for calculation and Page 14 for a discussion of our use of certain Financial Measures Disclosures.

MONTPELIER RE HOLDINGS LTD.

Net Premiums Written by Line of Business

(unaudited)

in millions

						YTD	YTD	Full Year
Net Premiums Written	Q2-10	Q1-10	Q4-09	Q3-09	Q2-09	2010	2009	2009

Bermuda
Property Catastrophe - Treaty Reinsurance	$104.6	$112.9	$12.9	$28.4	$111.4	$217.5	$213.9	$255.2
Property Specialty - Treaty Reinsurance	12.8	11.6	12.8	12.0	13.3	24.4	41.2	66.0
Other Specialty - Treaty Reinsurance	17.5	42.6	5.3	13.0	15.5	60.1	50.9	69.2
Property & Specialty Individual Risk	11.5	7.7	4.9	11.2	14.1	19.2	21.1	37.2
	$146.4	$174.8	$35.9	$64.6	$154.3	$321.2	$327.1	$427.6

Syndicate 5151
Property Catastrophe - Treaty Reinsurance	$2.4	$30.3	$0.5	$3.1	$2.4	$32.7	$27.2	$30.8
Property Specialty - Treaty Reinsurance	3.3	7.2	5.2	6.2	2.8	10.5	13.9	25.3
Other Specialty - Treaty Reinsurance	10.6	22.2	7.2	11.5	7.7	32.8	26.2	44.9
Property & Specialty Individual Risk	22.0	19.1	17.1	12.9	12.7	41.1	19.9	49.9
	$38.3	$78.8	$30.0	$33.7	$25.6	$117.1	$87.2	$150.9

MUSIC
Property Catastrophe - Treaty Reinsurance	$—	$—	$—	$—	$—	$—	$—	$—
Property Specialty - Treaty Reinsurance	—	—	—	—	—	—	—	—
Other Specialty - Treaty Reinsurance	—	—	—	—	—	—	—	—
Property & Specialty Individual Risk	11.3	8.3	8.3	8.0	4.0	19.6	7.4	23.7
	$11.3	$8.3	$8.3	$8.0	$4.0	$19.6	$7.4	$23.7

Intercompany Reinsurance Eliminations
Property Catastrophe - Treaty Reinsurance	$(9.2)	$(0.2)	$(0.3)	$0.2	$(5.7)	$(9.4)	$(5.8)	$(5.9)
Property Specialty - Treaty Reinsurance	1.9	0.1	0.1	0.1	2.4	2.0	2.1	2.3
Other Specialty - Treaty Reinsurance	4.1	(0.1)	2.0	—	1.3	4.0	1.7	3.7
Property & Specialty Individual Risk	3.2	0.2	(1.8)	(0.3)	2.0	3.4	2.0	(0.1)
	$—	$—	$—	$—	$—	$—	$—	$—

Consolidated Total NWP
Property Catastrophe - Treaty Reinsurance	$97.8	$143.0	$13.1	$31.7	$108.1	$240.8	$235.3	$280.1
Property Specialty - Treaty Reinsurance	18.0	18.9	18.1	18.3	18.5	36.9	57.2	93.6
Other Specialty - Treaty Reinsurance	32.2	64.7	14.5	24.5	24.5	96.9	78.8	117.8
Property & Specialty Individual Risk	48.0	35.3	28.5	31.8	32.8	83.3	50.4	110.7
	$196.0	$261.9	$74.2	$106.3	$183.9	$457.9	$421.7	$602.2

Reinstatements included in NWP	$3.3	$11.7	$(1.8)	$3.0	$—	$15.0	$0.2	$1.4

Consolidated 12 Mo. Rolling NWP	$638.4	$626.3	$602.2	$601.5	$586.9

MONTPELIER RE HOLDINGS LTD.

Net Premiums Earned by Line of Business

(unaudited)

in millions

						YTD	YTD	Full Year
Net Premiums Earned	Q2-10	Q1-10	Q4-09	Q3-09	Q2-09	2010	2009	2009

Bermuda
Property Catastrophe - Treaty Reinsurance	$63.3	$70.0	$66.1	$66.7	$59.6	$133.3	$117.1	$249.9
Property Specialty - Treaty Reinsurance	13.3	11.7	16.0	12.7	17.6	25.0	39.7	68.4
Other Specialty - Treaty Reinsurance	16.3	17.9	15.8	17.7	19.6	34.2	39.1	72.6
Property & Specialty Individual Risk	8.4	11.5	10.2	9.5	7.5	19.9	15.4	35.1
	$101.3	$111.1	$108.1	$106.6	$104.3	$212.4	$211.3	$426.0

Syndicate 5151
Property Catastrophe - Treaty Reinsurance	$9.6	$9.5	$8.8	$10.2	$8.5	$19.1	$15.5	$34.5
Property Specialty - Treaty Reinsurance	5.3	5.1	7.1	6.9	10.2	10.4	15.3	29.3
Other Specialty - Treaty Reinsurance	10.6	12.0	13.1	6.3	5.9	22.6	11.5	30.9
Property & Specialty Individual Risk	13.1	14.0	12.2	9.6	9.6	27.1	16.6	38.4
	$38.6	$40.6	$41.2	$33.0	$34.2	$79.2	$58.9	$133.1

MUSIC
Property Catastrophe - Treaty Reinsurance	$—	$—	$—	$—	$—	$—	$—	$—
Property Specialty - Treaty Reinsurance	—	—	—	—	—	—	—	—
Other Specialty - Treaty Reinsurance	—	—	—	—	—	—	—	—
Property & Specialty Individual Risk	8.4	6.8	5.5	4.0	2.9	15.2	4.6	14.1
	$8.4	$6.8	$5.5	$4.0	$2.9	$15.2	$4.6	$14.1

Intercompany Reinsurance Eliminations
Property Catastrophe - Treaty Reinsurance	$(2.0)	$(1.2)	$(1.3)	$(1.5)	$(1.3)	$(3.2)	$(2.3)	$(5.1)
Property Specialty - Treaty Reinsurance	0.6	0.1	0.6	1.0	0.6	0.7	0.2	1.8
Other Specialty - Treaty Reinsurance	0.9	0.9	0.4	1.2	(0.2)	1.8	0.2	1.8
Property & Specialty Individual Risk	0.5	0.2	0.3	(0.7)	0.9	0.7	1.9	1.5
	$—	$—	$—	$—	$—	$—	$—	$—

Consolidated Total NPE
Property Catastrophe - Treaty Reinsurance	$70.9	$78.3	$73.6	$75.4	$66.8	$149.2	$130.3	$279.3
Property Specialty - Treaty Reinsurance	19.2	16.9	23.7	20.6	28.4	36.1	55.2	99.5
Other Specialty - Treaty Reinsurance	27.8	30.8	29.3	25.2	25.3	58.6	50.8	105.3
Property & Specialty Individual Risk	30.4	32.5	28.2	22.4	20.9	62.9	38.5	89.1
	$148.3	$158.5	$154.8	$143.6	$141.4	$306.8	$274.8	$573.2

Reinstatements included in NPE	$3.3	$11.7	$(1.8)	$3.0	$—	$15.0	$0.2	$1.4

Consolidated 12 Mo. Rolling NPE	$605.2	$598.3	$573.2	$553.2	$543.8

MONTPELIER RE HOLDINGS LTD.

Rollforward of Loss Reserves (unaudited)

in millions

	Three months ended June 30, 2010			Three months ended June 30, 2009
	Gross	Recoveries	Net	Gross	Recoveries	Net

Reserve for unpaid losses, beginning of period	$779.4	$67.8	$711.6	$778.5	$105.9	$672.6

Losses incurred:
Current year	92.0	9.0	83.0	50.9	0.3	50.6
Prior years	(43.0)	(3.6)	(39.4)	(30.9)	(13.6)	(17.3)
Total losses incurred	49.0	5.4	43.6	20.0	(13.3)	33.3

Net impact of foreign currency movements	0.1	0.2	(0.1)	0.3	—	0.3

Paid losses:
Current year	22.8	0.5	22.3	2.6	0.2	2.4
Prior years	29.7	2.8	26.9	45.9	4.2	41.7
Total paid losses	52.5	3.3	49.2	48.5	4.4	44.1

Reserve for unpaid losses, end of period	$776.0	$70.1	$705.9	$750.3	$88.2	$662.1

	YTD June 30, 2010			YTD June 30, 2009
	Gross	Recoveries	Net	Gross	Recoveries	Net

Reserve for unpaid losses, beginning of period	$680.8	$69.6	$611.2	$808.9	$122.9	$686.0

Losses incurred:
Current year	261.6	10.3	251.3	113.8	2.3	111.5
Prior years	(67.4)	(3.9)	(63.5)	(57.1)	(25.1)	(32.0)
Total losses incurred	194.2	6.4	187.8	56.7	(22.8)	79.5

Net impact of foreign currency movements	(6.1)	0.1	(6.2)	(0.3)	—	(0.3)

Paid losses:
Current year	24.1	0.8	23.3	4.6	0.2	4.4
Prior years	68.8	5.2	63.6	110.4	11.7	98.7
Total paid losses	92.9	6.0	86.9	115.0	11.9	103.1

Reserve for unpaid losses, end of period	$776.0	$70.1	$705.9	$750.3	$88.2	$662.1

MONTPELIER RE HOLDINGS LTD.

Consolidated Losses and Loss Ratios

(unaudited)

$ in millions

						YTD	YTD
	Q2-10	Q1-10	Q4-09	Q3-09	Q2-09	2010	2009
Property Catastrophe - Treaty

Net reserves: start	$242.5	$155.8	$167.0	$168.5	$181.9	$155.8	$209.6
Change in prior AY	(3.3)	(5.4)	(6.0)	(9.5)	(3.9)	(8.7)	(9.4)
Paid losses	(23.8)	(13.9)	(12.3)	(15.7)	(22.3)	(37.7)	(58.8)
Current yr. incurred losses	4.7	106.0	7.1	23.7	12.8	110.7	27.1
Net reserves: end	$220.1	$242.5	$155.8	$167.0	$168.5	$220.1	$168.5

Net earned premium	$70.9	$78.3	$73.6	$75.4	$66.8	$149.2	$130.3
Net loss ratio	2.0%	128.5%	1.5%	18.8%	13.3%	68.4%	13.6%
Net loss ratio excl. prior AY adjusts.	6.7%	135.4%	9.7%	31.4%	19.1%	74.2%	20.8%
Net loss ratio - prior AY adjusts.	-4.7%	-6.9%	-8.2%	-12.6%	-5.8%	-5.8%	-7.2%

IBNR	$150.4	$161.3	$93.5	$94.9	$98.0
IBNR as a % of net reserves	68%	67%	60%	57%	58%

Property Specialty - Treaty

Net reserves: start	$147.9	$140.8	$145.7	$156.2	$158.5	$140.8	$152.1
Change in prior AY	(9.2)	(4.8)	(6.3)	0.4	(4.9)	(14.0)	(7.1)
Paid losses	(8.7)	(11.2)	(9.0)	(22.0)	(9.1)	(19.9)	(22.6)
Current yr. incurred losses	14.4	23.1	10.4	11.1	11.7	37.5	33.8
Net reserves: end	$144.4	$147.9	$140.8	$145.7	$156.2	$144.4	$156.2

Net earned premium	$19.2	$16.9	$23.7	$20.6	$28.4	$36.1	$55.2
Net loss ratio	27.1%	108.3%	17.3%	55.8%	23.9%	65.1%	48.4%
Net loss ratio excl. prior AY adjusts.	75.0%	136.7%	43.9%	53.9%	41.2%	103.9%	61.3%
Net loss ratio - prior AY adjusts.	-47.9%	-28.4%	-26.6%	1.9%	-17.3%	-38.8%	-12.9%

IBNR	$91.9	$102.9	$90.8	$89.2	$90.6
IBNR as a % of net reserves	64%	70%	64%	61%	58%

Other Specialty - Treaty

Net reserves: start	$220.7	$217.3	$232.7	$243.0	$245.8	$217.3	$246.7
Change in prior AY	(13.5)	(8.0)	(9.4)	(5.2)	(5.0)	(21.5)	(11.6)
Paid losses	(11.3)	(10.2)	(23.7)	(18.9)	(11.0)	(21.5)	(18.5)
Current yr. incurred losses	42.5	21.6	17.7	13.8	13.2	64.1	26.4
Net reserves: end	$238.4	$220.7	$217.3	$232.7	$243.0	$238.4	$243.0

Net earned premium	$27.8	$30.8	$29.3	$25.2	$25.3	$58.6	$50.8
Net loss ratio	104.3%	44.2%	28.3%	34.1%	32.4%	72.7%	29.1%
Net loss ratio excl. prior AY adjusts.	152.9%	70.2%	60.4%	54.7%	52.2%	109.4%	51.9%
Net loss ratio - prior AY adjusts.	-48.6%	-26.0%	-32.1%	-20.6%	-19.8%	-36.7%	-22.8%

IBNR	$189.7	$170.7	$165.4	$165.8	$167.5
IBNR as a % of net reserves	80%	77%	76%	71%	69%

Property and Specialty Individual Risk

Net reserves: start	$107.1	$97.8	$95.6	$94.7	$87.0	$97.8	$77.6
Change in prior AY	(13.4)	(5.9)	(2.6)	(5.1)	(3.5)	(19.3)	(3.9)
Paid losses	(5.4)	(2.4)	(2.0)	(6.3)	(1.7)	(7.8)	(3.2)
Current yr. incurred losses	21.4	17.6	6.8	12.3	12.9	39.0	24.2
Net reserves: end	$109.7	$107.1	$97.8	$95.6	$94.7	$109.7	$94.7

Net earned premium	$30.4	$32.5	$28.2	$22.4	$20.9	$62.9	$38.5
Net loss ratio	26.3%	36.0%	14.9%	32.1%	45.0%	31.3%	52.7%
Net loss ratio excl. prior AY adjusts.	70.4%	54.2%	24.1%	54.9%	61.7%	62.0%	62.8%
Net loss ratio - prior AY adjusts.	-44.1%	-18.2%	-9.2%	-22.8%	-16.7%	-30.7%	-10.1%

IBNR	$77.6	$69.6	$62.0	$52.7	$49.1
IBNR as a % of net reserves	71%	65%	63%	55%	52%

TOTAL

Net reserves: start	$711.6	$611.2	$640.3	$662.1	$672.6	$611.2	$686.0
Change in prior AY	(39.4)	(24.1)	(24.3)	(19.4)	(17.3)	(63.5)	(32.0)
Paid losses	(49.2)	(37.7)	(47.0)	(62.9)	(44.1)	(86.9)	(103.1)
Current yr. incurred losses	83.0	168.3	42.0	60.9	50.6	251.3	111.5
Net impact of foreign currency	(0.1)	(6.1)	0.2	(0.4)	0.3	(6.2)	(0.3)
Net reserves: end	$705.9	$711.6	$611.2	$640.3	$662.1	$705.9	$662.1

Net earned premium	$148.3	$158.5	$154.8	$143.6	$141.4	$306.8	$274.8
Net loss ratio	29.4%	91.0%	11.4%	29.0%	23.6%	61.2%	28.9%
Net loss ratio excl. prior AY adjusts.	55.9%	106.2%	27.1%	42.5%	35.8%	81.9%	40.5%
Net loss ratio - prior AY adjusts.	-26.5%	-15.2%	-15.7%	-13.5%	-12.2%	-20.7%	-11.6%

IBNR	$509.6	$504.5	$411.7	$402.6	$405.2
IBNR as a % of net reserves	72%	71%	67%	63%	61%

MONTPELIER RE HOLDINGS LTD.

Consolidated Investment Portfolio (unaudited)

$ in millions

	June 30, 2010				March 31, 2010		December 31, 2009		September 30, 2009		June 30, 2009
	Amortized	Gain	Fair		Fair		Fair		Fair		Fair
	Cost	(Loss)	Value	%	Value	%	Value	%	Value	%	Value	%
Composition:

Fixed maturities	$2,174.9	$43.8	$2,218.7	82%	$2,111.5	81%	$2,207.5	82%	$2,228.4	81%	$2,086.5	80%
Equity securities	125.0	9.2	134.2	5%	138.7	5%	167.2	6%	156.4	6%	173.3	7%
Other investments	66.9	(0.1)	66.8	3%	77.0	3%	91.0	3%	82.4	3%	76.0	3%
Cash equivalents	70.5	—	70.5	3%	86.4	3%	8.0	0%	71.7	3%	26.6	1%
Cash and restricted cash	181.8	—	181.8	7%	209.4	8%	235.0	9%	178.3	7%	232.1	9%
Total investments and cash	$2,619.1	$52.9	$2,672.0	100%	$2,623.0	100%	$2,708.7	100%	$2,717.2	100%	$2,594.5	100%

Fixed maturities allocation:

Mortgage-backed and asset-backed securities (1)	$869.8	$9.2	$879.0	40%	$801.8	37%	$815.0	37%	$828.8	38%	$762.6	37%
Government & government-sponsored entities	685.3	9.7	695.0	31%	710.0	34%	796.2	36%	745.1	33%	671.0	32%
Corporate bonds (2)	583.9	24.1	608.0	27%	561.3	27%	571.7	26%	629.7	28%	628.3	30%
Municipal bonds	35.9	0.8	36.7	2%	38.4	2%	24.6	1%	24.8	1%	24.6	1%
Total fixed maturities	$2,174.9	$43.8	$2,218.7	100%	$2,111.5	100%	$2,207.5	100%	$2,228.4	100%	$2,086.5	100%

Other investments:

Limited partnership interests and private investment funds	$50.0	$2.2	$52.2	79%	$64.0	83%	$57.3	63%	$54.1	66%	$51.5	68%
Catastrophe bonds	10.0	0.3	10.3	15%	10.3	13%	10.0	11%	—	—%	—	—%
Symetra Financial (3)	—	—	—	—%	—	—%	22.6	25%	24.1	29%	23.4	31%
Derivative instruments	6.9	(2.6)	4.3	6%	2.7	4%	1.1	1%	4.2	5%	1.1	1%
Total other investments	$66.9	$(0.1)	$66.8	100%	$77.0	100%	$91.0	100%	$82.4	100%	$76.0	100%

Total investment return:

Net investment income			$20.3		$18.5		$21.3		20.2		$20.5
Net realized investment gains			7.1		9.1		23.9		4.9		7.4
Net unrealized investment gains (losses) (4)			(4.1)		15.1		(13.3)		77.0		86.0
Net derivative investment and FX gains (losses)			(0.2)		2.4		(0.1)		6.1		(3.2)
Total investment return			$23.1		$45.1		$31.8		108.2		$110.7

Total quarterly return on average fair value %			0.9%		1.6%		1.1%		4.0%		4.4%

Average yield to worst of fixed maturities and cash equivalents			2.7%		3.4%		3.7%		3.8%		4.4%
Average duration of fixed maturities, cash and cash equivalents			1.9 years		2.2 years		2.1 years		2.0 years		2.1 years
Average credit quality of fixed maturities and cash equivalents			AA+		AA+		AA+		AA+		AA+
Average duration of fixed maturities			2.2 years		2.5 years		2.5 years		2.4 years		2.5 years

(1)           See Page 9 for additional detail regarding our investments in mortgage-backed and asset-backed securities.

(2)           Corporate bonds includes bank loans.  See page 10 for additional details.

(3)           Symetra Financial went public in 1Q10 and is now presented as an equity security.

(4)           Includes changes in comprehensive income from Symetra.

MONTPELIER RE HOLDINGS LTD.

Consolidated Investment Detail

Mortgage-Backed and Asset-Backed Securities

(unaudited)

$ in millions

At June 30, 2010

					Option		Fair Value
	Amortized	Fair	Gain		Adjusted	Average			Insurance (1)
	Cost	Value	(Loss)	Rating	Duration	Life	Subprime	Alt-A	wrapped

Mortgage-backed and asset-backed securities

Residential-Mortgage Backed:

GNMA	$45.4	$49.1	$3.7	AAA
FNMA	116.8	120.0	3.2	AAA
Freddie Mac	73.6	75.7	2.1	AAA
Total Residential Mortgage-Backed	$235.8	$244.8	$9.0	AAA	1.0	2.1

Collateralized Residential Mortgage Obligations:

GNMA	$127.9	$125.2	$(2.7)	AAA
FNMA	137.2	139.5	2.3	AAA
Freddie Mac	145.8	148.2	2.4	AAA
Total agency CMOS	410.9	412.9	2.0

Non-agency CMOS	16.7	16.4	(0.3)	AAA				$4.5
Non-agency CMOS	0.7	0.7	—	BB				0.7
Non-agency CMOS	7.8	7.4	(0.4)	B
Non-agency CMOS	7.3	6.8	(0.5)	CCC				3.2
Non-agency CMOS	0.1	0.1	—	D
Total Non-agency CMOS	32.6	31.4	(1.2)
Total Collateralized Residential Mortgage Obligations	$443.5	$444.3	$0.8	AAA	0.9	1.9	—	$8.4	—

Asset-Backed Securities:

Credit card	$20.8	$21.2	$0.4	AAA
Auto	25.8	26.0	0.2	AAA
Auto	2.8	2.8	—	AA
Auto	4.3	4.3	—	BBB					$4.3
Home Equity	2.5	2.6	0.1	AAA			$2.6
Home Equity	4.4	4.4	—	A			4.3
Home Equity	11.5	11.5	—	BB			4.9		3.0
Home Equity	0.3	0.2	(0.1)	CCC
Home Equity	0.5	0.4	(0.1)	CC			0.4
Home Equity	0.5	0.5	—	NR					0.2
Equipment	11.5	11.5	—	AAA
Equipment	6.9	6.2	(0.7)	BBB					6.2
Commercial Mortgage Backed Securities	54.7	56.3	1.6	AAA
Commercial Mortgage Backed Securities	29.5	27.3	(2.2)	AA
Miscellaneous	4.1	4.2	0.1	AAA
Miscellaneous	6.8	6.8	—	A
Miscellaneous	3.6	3.7	0.1	BBB					3.7
Total Asset-Backed Securities	$190.5	$189.9	$(0.6)	AA+	1.6	2.2	$12.2	$—	$17.4

Total Mortgage-Backed and Asset-Backed Securities	$869.8	$879.0	$9.2				$12.2	$8.4	$17.4

(1)  We estimate that our insurance wrapped investments at June 30, 2010 would be BBB- or better, if they were rated, excluding the effects of financial guarantee enhancements.

MONTPELIER RE HOLDINGS LTD.

Consolidated Investment Detail - Corporate Bonds

(unaudited)

$ in millions

At June 30, 2010

Corporate Bonds - Quality:

				Option
				Adjusted
	Amortized	Fair		Duration
	Cost	Value	Gain	(Years)

AAA	$11.2	$11.2	$—	1.1
AA	110.6	114.0	3.4	3.2
A	264.1	275.3	11.2	4.0
BBB	110.5	118.2	7.7	5.8
Below BBB	81.0	82.0	1.0	2.1
Not Rated	6.5	7.3	0.8	1.6
Total Corporate Bonds	$583.9	$608.0	$24.1	3.9

Corporate Bonds - Top Ten Holdings:

				% of
	Amortized	Fair		Total Corp.
	Cost	Value	Gain	Bonds

ConocoPhillips	$18.7	$20.3	$1.6	3%
General Electric	17.1	18.0	0.9	3%
Barclays Bank Plc	17.3	17.2	(0.1)	3%
BA Covered Bond issuer	16.0	17.1	1.1	3%
DeutscheBank AG	15.9	16.1	0.2	3%
JP Morgan Chase	15.2	15.3	0.1	3%
BP Capital	16.8	14.6	(2.2)	2%
Verizon Communications Inc	13.0	14.0	1.0	2%
Merrill Lynch	13.0	13.5	0.5	2%
Wells Fargo	12.3	12.4	0.1	2%
Total	$155.3	$158.5	$3.2	26%

Corporate Bonds -  By Sector:

				Option
				Adjusted
	Amortized	Fair	Gain	Duration
	Cost	Value	(Loss)	(Years)
Industrial	$290.0	$308.6	$18.6	4.4
Financial	219.5	224.8	5.3	3.3
Utility	14.7	15.5	0.8	7.5
All Others	59.7	59.1	(0.6)	2.0
Total	$583.9	$608.0	$24.1	3.9

MONTPELIER RE HOLDINGS LTD.

Reinsurance Recoverable by Rating (unaudited)

$ in millions

The A.M. Best ratings of our reinsurers related to reinsurance recoverable on paid and unpaid losses as of the dates presented are as follows:

	Jun 30		Mar 31		Dec 31		Sept 30		Jun 30
	2010		2010		2009		2009		2009

Reinsurance recoverable on paid losses

A++	$—	—%	$—	—%	$—	—%	$—	—%	$—	—%
A+	3.6	78	43.3	98	42.7	96	39.9	94	36.6	86
A	0.9	20	0.3	1	1.7	4	1.9	4	0.5	1
A-	0.1	2	0.3	1	0.1	—	0.8	2	5.7	13
Unrated (1)	—	—	—	—	—	—	—	—	0.2	—
Recoverable under MUSIC guarantee (2)	—	—	—	—	—	—	—	—	—	—

	$4.6	100%	$43.9	100%	$44.5	100%	$42.6	100%	$43.0	100%

Reinsurance recoverable on unpaid losses

A++	$—	—%	$—	—%	$0.4	1%	$0.7	1%	$1.5	2%
A+	30.6	44	26.2	39	27.7	40	31.9	40	35.4	40
A	28.3	40	29.9	44	30.1	43	33.6	43	36.5	40
A-	2.1	3	1.9	3	2.3	3	2.6	3	3.1	4
Unrated (1)	3.1	4	3.1	4	3.0	4	3.1	4	3.1	4
Recoverable under MUSIC guarantee (2)	6.0	9	6.7	10	6.1	9	6.8	9	8.6	10

	$70.1	100%	$67.8	100%	$69.6	100%	$78.7	100%	$88.2	100%

Total reinsurance recoverable

A++	$—	—%	$—	—%	$0.4	—%	$0.7	1%	$1.5	1%
A+	34.2	46	69.5	62	70.4	62	71.8	58	72.0	54
A	29.2	39	30.2	27	31.8	28	35.5	29	37.0	28
A-	2.2	3	2.2	2	2.4	2	3.4	3	8.8	7
Unrated (1)	3.1	4	3.1	3	3.0	3	3.1	3	3.3	3
Recoverable under MUSIC guarantee (2)	6.0	8	6.7	6	6.1	5	6.8	6	8.6	7

	$74.7	100%	$111.7	100%	$114.1	100%	$121.3	100%	$131.2	100%

(1) Obligation either fully collateralized or reinsurer has an S&P financial strength rating equivalent to an A.M. Best rating of A- or better.

(2) In support of MUSIC’s remaining loss reserves acquired in 2007, MUSIC benefits from a trust deposit maintained by the seller and reinsurance from third party reinsurers (each rated A- or better) which collectively exceeded the $6.0 million in remaining reserves at June 30, 2010.  In addition, MUSIC has a full indemnification from the seller covering any adverse development from its past business.

MONTPELIER RE HOLDINGS LTD.

Fully Converted Book Value Per Share (unaudited)

$ in millions, except per share amounts

	June 30	Mar 31	Dec 31	Sept 30	Jun 30
	2010	2010	2009	2009	2009

Numerator

Book value per share and fully converted book value per share numerator (common shareholders’ equity)	$1,621.4	$1,558.5	$1,728.5	$1,722.2	$1,597.0

Intangible asset	(4.7)	(4.7)	(4.7)	(4.7)	(4.7)

Fully converted tangible book value per share numerator	$1,616.7	$1,553.8	$1,723.8	$1,717.5	$1,592.3

Denominator (in shares)

Book value per share denominator	70,888,952	71,082,196	79,998,795	85,208,223	86,383,542

Dilutive effect of share based obligations under benefit plans	1,799,987	1,889,904	1,768,769	1,841,469	1,764,763

Fully converted book value per share and fully converted tangible book value per share denominator	72,688,939	72,972,100	81,767,564	87,049,692	88,148,305

Book value per share	$22.87	$21.93	$21.61	$20.21	$18.49

Fully converted book value per share	$22.31	$21.36	$21.14	$19.78	$18.12

Fully converted tangible book value per share	$22.24	$21.29	$21.08	$19.73	$18.06

Dividends declared per common share	$0.09	$0.09	$0.09	$0.075	$0.075
Change in FCBVPS (1) Quarter	4.4%	1.0%	6.8%	9.2%	10.7%
Change in FCBVPS adj for dividends (2) Quarter	4.9%	1.5%	7.3%	9.6%	11.1%
Change in FCBVPS adj for dividends (2) Rolling 12 months	25.1%	32.7%	34.6%	21.0%	0.9%
Annualized Change in FCBVPS adj for dividends (2) Since inception	10.2%

(1) FCBVPS = Fully converted book value per share.  See Page 14 for a discussion of our use of certain Financial Measures Disclosures.

(2) Change in FCBVPS adj for dividends is the internal rate of return of the increase in fully converted book value per share in the period plus dividends accrued. See Page 14 for a discussion of our use of certain Financial Measures Disclosures.

MONTPELIER RE HOLDINGS LTD.

Basic and Diluted Earnings Per Share (unaudited)

$ in millions, except per share amounts

						YTD	YTD
	Q2-10	Q1-10	Q4-09	Q3-09	Q2-09	2010	2009

Numerator
Operating income(1)	$72.5	$(23.1)	$94.1	$60.2	$68.4	$49.4	$116.5
Adjustment to operating income related to participating securities	(1.5)	—	(1.8)	(1.3)	(1.2)	(1.0)	(1.9)

Operating income per share numerator	$71.0	$(23.1)	$92.3	$58.9	$67.2	$48.4	$114.6

Net investment and foreign exchange gains and losses and income taxes	(2.6)	33.0	10.6	87.3	90.6	30.4	88.9
Gain on early extinguishment of debt	—	—	—	—	—	—	5.9
Adjustment to net income related to participating securities	—	(0.1)	(0.3)	(1.6)	(1.6)	(0.6)	(1.7)

Earnings per share numerator	$68.4	$9.8	$102.6	$144.6	$156.2	$78.2	$207.7

Other comprehensive income (loss) items	0.7	(4.4)	(1.7)	(0.3)	3.5	(3.7)	2.3

Comprehensive income per share numerator	$69.1	$5.4	$100.9	$144.3	$159.7	$74.5	$210.0

Denominator
Average common shares outstanding	71,017,781	73,481,396	82,121,535	85,991,769	86,365,456	72,249,589	88,320,703
Less: average common shares subject to the share issuance agreement	—	—	—	—	—	—	(2,640,000)
Adjusted average common shares outstanding	71,017,781	73,481,396	82,121,535	85,991,769	86,365,456	72,249,589	85,680,703

Average vested participating securities	—	—	—	—	—	—	—

Per share denominator	71,017,781	73,481,396	82,121,535	85,991,769	86,365,456	72,249,589	85,680,703

Operating income (loss) per share (1)	$1.00	$(0.31)	$1.12	$0.69	$0.78	$0.67	$1.34
Net income per share	$0.96	$0.13	$1.25	$1.68	$1.81	$1.08	$2.42
Comprehensive income per share	$0.97	$0.07	$1.23	$1.68	$1.85	$1.03	$2.45

(1) Excludes net investment and foreign exchange gains and losses and early extinguishment of debt.  See Page 14 for a discussion of the use of certain Financial Measures Disclosures.

MONTPELIER RE HOLDINGS LTD.

Financial Measures Disclosures

Financial Measures Disclosures

In presenting our results, we have included and discussed certain financial measures.  These measures are important for an understanding of our overall results of operations. We believe that these measures are important to investors and other interested parties, and that such persons benefit from having a consistent basis for comparison with other companies within the industry. However, these measures may not be comparable to similarly titled measures used by companies either inside or outside of the insurance industry.

Management believes that presenting operating income, in addition to net income and comprehensive net income, assists some users of our financial information in their analysis of our ongoing performance. Operating income, which equals net income excluding net investment and foreign exchange gains and losses and gain on early extinguishment of debt, is considered by some analysts, rating agencies and investors to be a useful and consistent measure of performance.

This financial supplement also contains presentations of “book value per share”, “fully converted book value per share” and “fully converted tangible book value per share”. These calculations are based on total shareholders’ equity (as adjusted in certain circumstances as indicated on page 12) divided by our common shares outstanding in the case of “book value per share” and by the sum of our common shares and dilutive common share equivalents outstanding (assuming their issuance) in the case of “fully converted book value per share” and “fully converted tangible book value per share”. The Company believes that these measures, in particular “fully converted book value per share”,  reflect the value attributable to a common share and are of interest to both our shareholders and the investment community.

This financial supplement also contains the presentation of “change in fully converted book value adjusted for dividends”. This calculation represents the change in fully converted book value per share in the period adjusted for dividends declared. We believe that this measure accurately reflects the return provided to our shareholders, as it takes into account the effect of all dilutive securities and the effect of dividends.